Exhibit (4)

                         AMENDMENT NO. 4

                  dated as of December 31, 1996

                               to

                        CREDIT AGREEMENT

                  dated as of November 2, 1993


          THIS AMENDMENT NO. 4 (this "Amendment"), dated as of December 31, 1996, among OWENS CORNING (formerly known as Owens-Corning Fiberglas Corporation), a Delaware corporation (the "Borrower"), the banks listed on the signature pages hereof (the "Banks"), and CREDIT SUISSE, as Agent (the "Agent") (with capitalized terms used herein and not otherwise defined herein having the meanings ascribed thereto in the Credit Agreement hereafter referred to),


                      W I T N E S S E T H:


          WHEREAS, the Borrower, the Banks and the Agent have entered into a Credit Agreement dated as of November 2, 1993 (as amended from time to time, the "Credit Agreement");

          WHEREAS, the Borrower has requested, and the Banks and the Agent have agreed to, the amendments to the Credit Agreement set forth in this Amendment;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Banks and the Agent agree as follows:

          1. Amendments. Upon and after the Effective Date (as defined in section 2 hereof), the Credit Agreement shall be amended as follows:

          (a) Section 4.06 shall be amended by (i) inserting the words ", (g) so long as the Insurance Settlement Agreement shall remain in effect in substantially the same form as in effect on the Amendment No. 4 Effective Date, Debt of the Borrower under the Insurance Settlement Note in an aggregate principal amount not to exceed $100,000,000" between the words "thereto" and "and" at the end of clause (f) thereof and (ii) relettering the last clause thereof, presently clause (g), as clause (h).

          (b) Section 4.08 shall be deleted in its entirety and replaced with the following:

               "Section 4.08.  Reserved."

          (c) Section 4.09 shall be deleted in its entirety and replaced with the following:

               "Section 4.09.  Reserved."

          (d)  Section 4.10(e) shall be amended by deleting
     "$20,000,000" and inserting in lieu thereof "$40,000,000".

          (e) Section 4.10(f) shall be amended by deleting the words "together with the Investments referred to in Section
     4.08(h)".

          (f) Section 10.01 shall be amended by deleting the definitions of "Business Unit", "Investment" and "Money
     Market Investments" in their entirety.

          (g) Section 10.01 shall be further amended by deleting clause (c) in its entirety from the definition of "Jackson
     Transaction" and relettering the last clause thereof, presently clause (d), as clause (c).

          (h) Section 10.01 shall be further amended by inserting the following definitions in the appropriate alphabetical locations:

               "'Amendment No. 4 Effective Date' means the
          `Effective Date' as defined in Amendment No. 4 to this Agreement dated as of December 31, 1996."

               "'Insurance Settlement Agreement' means the
          Settlement Agreement and Mutual Release, dated as of September 5, 1995, among the Borrower and an insurer made known to the Banks, as in effect on the Amendment No. 4 Effective Date."

               "'Insurance Settlement Note' means the Promissory Note, dated September 15, 1995, issued by the Borrower pursuant to the Insurance Settlement Agreement in favor of an insurer made known to the Banks in the principal amount of $100,000,000."

          (i) Schedules 4.08(a) and 4.08(b) shall be deleted in their entirety.

          2. Effective Date. This Amendment shall become effective as of the date first above written upon the date (the "Effective Date") that the Agent shall have received (i) executed counterparts of this Amendment from the Borrower, the Agent and the Majority Banks and (ii) a certified copy of the Insurance Settlement Agreement (as defined in Section 1(h) hereof).

          3. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New
York (without giving effect to its choice of laws principles).

          4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          5. Reference to Agreement. From and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereof", "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Credit Agreement as modified and amended by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

                              OWENS CORNING (formerly known as
                              Owens-Corning Fiberglas
                              Corporation)


                              By ______________________________
                                 Name:
                                 Title:


                              By ______________________________
                                 Name:
                                 Title:


                              CREDIT SUISSE, as Agent and as a
                              Bank


                              By ______________________________
                                 Name:
                                 Title:


                              ABN AMRO BANK, N.V.,
                              BY ABN AMRO NORTH AMERICA, INC., AS
                              AGENT


                              By ______________________________
                                 Name:
                                 Title:


                              By ______________________________
                                 Name:
                                 Title:


                              THE BANK OF NEW YORK


                              By ______________________________
                                 Name:
                                 Title:

                              THE BANK OF NOVA SCOTIA


                              By ______________________________
                                 Name:
                                 Title:


                              BARCLAYS BANK PLC


                              By ______________________________
                                 Name:
                                 Title:


                              CHEMICAL BANK


                              By ______________________________
                                 Name:
                                 Title:


                              CITIBANK, N.A.


                              By ______________________________
                                 Name:
                                 Title:


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By ______________________________
                                 Name:
                                 Title:


                              THE FUJI BANK, LIMITED


                              By ______________________________
                                 Name:
                                 Title:


                              MELLON BANK, N.A.


                              By ______________________________
                                 Name:
                                 Title:
                              THE BANK OF TOKYO-MITSUBISHI, LTD.,
                              CHICAGO BRANCH


                              By ______________________________
                                 Name:
                                 Title:


                              THE NORTHERN TRUST COMPANY


                              By ______________________________
                                 Name:
                                 Title:


                              ROYAL BANK OF CANADA


                              By ______________________________
                                 Name:
                                 Title:


                              THE TORONTO-DOMINION BANK


                              By ______________________________
                                 Name:
                                 Title:


                              SUNTRUST BANK, ATLANTA (formerly
                              Trust Company Bank)


                              By ______________________________
                                 Name:
                                 Title:


                              By ______________________________
                                 Name:
                                 Title:


                              KREDIETBANK, N.V.


                              By ______________________________
                                 Name:
                                 Title